Exhibit 10.9

Certain terms have been omitted pursuant to Regulation S-K Item 601(a)(6), and certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any of the terms to the SEC, or a copy of any omitted schedule or exhibit to the SEC, upon request.

合同编号：

广告发布合同

Advertisement Placement Contract

甲方：【HongKong Grand Universe Technology Limited 】

注册地址：Room 5003, Floor 5, Yau Lee Centre, 45 HoiYuen Road, Kwun Tong, Kowloon,Hongkong

注册地所属国家或地区：中国香港

Party A: [HongKong Grand Universe Technology Limited ] , a company incorporated in[Hong Kong], whose residence or registered office is [Room 5003, Floor 5, Yau Lee Centre, 45 Hoi

Yuen Road, Kwun Tong, Kowloon,Hongkong].

乙方：【BLUEMEDIA PTE. LTD. 】

注册地址：6 RAFFLES QUAY #14-06 SINGAPORE (048580)

注册地所属国家或地区：新加坡

Party B: [BLUEMEDIA PTE. LTD. ] , a company incorporated in[6 RAFFLES QUAY #14-06 SINGAPORE (048580], whose residence or registered office is [Singapore].

甲方为提高甲方或甲方客户的品牌及业务的认知度和美誉度，特此委托乙方为其在广告发布媒体平台（“媒体”）上提供广告发布服务，并为此达成本合同，以资双方共同遵守。

Party A hereby entrusts Party B to provide advertisement placement service on the advertisement placement platform (the "media") in order to improve the brand and business recognition and reputation of Party A or Party A’s clients. Therefore, Party A and Party B enter into the following contract and shall abide by all provisions.

1. 广告发布要求：

Advertisement Placement Requirements:

1.1 广告形式：以合作媒体所提供的广告版位形式为准。

Advertisement form: to be determined according to the advertising position provided by the cooperation media.

1.2 合作期限：自 2023 年 3 月 1 日 至 2026年 12 月 31 日

Cooperation period: from 1 (day) 3 (month)2022(year) to 31 (day) 12(month)2026(year).

1.3 具体投放媒体、账期、商务政策等以双方签署的《广告发布合同政策》以及相关的补充协议为准。

The issues such as the specific placement media, billing period, and business policies are subject to the “Policies of Advertisement Placement Contract” and the relevant supplemental agreements signed by both parties.

1.4 合作过程中的合作内容（包括但不限于账单、特殊定制等），双方可通过本合同条款3中约定的以及补充协议约定的双方指定项目联系人发送邮件进行确认。

The contents in the process of cooperation (including but not limited to billing, special customization, etc.) can be confirmed by both parties through emails sent by the designated project contact person of both parties as agreed in clause 3 of this contract and as agreed in the supplemental agreement.

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2.	双方的账户信息如下：

The account information of the parties is set forth as follows:

甲方账户信息：

户 名： [***]

账 号：[***]

开户银行：[***]

银行地址：[***]

Account Information of Party A:

Account Name: [***]

Account Number: [***]

Bank: [***]

Bank Address: [***]

乙方账户信息：

户 名： [***]

账 号：[***]

开户银行：[***]

Swift Code：[***]

银行地址：[***]

Account Information of Party B:

Account Name: [***]

Account Number: [***]

Bank: [***]

Swift Code: [***]

Bank Address: [***]

3. 双方项目联系人：

Contact of both parties:

甲方项目联系人姓名*：[***]	乙方项目联系人姓名*：[***]
电子邮箱*：[***]	电子邮箱*：[***]
电话：[***]	电话：[***]
通信地址：广州市海珠区琶洲街道琶洲中悦广场30楼3002室	通信地址：上海市徐汇区云锦路600号航汇大厦15楼

Project contact of Party A*：[***]	Project contact of Party b*：[***]
E-mail *：[***]	E-mail *：[***]
Tel：[***]	Tel：[***]
Address: 广州市海珠区琶洲街道琶洲中悦广场30楼3002室	Address: 上海市徐汇区云锦路600号航汇大厦15楼

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3.1	本条约定的通知地址以及补充协议约定的亦为双方工作联系往来、法律文书及争议解决时人民法院和/或仲裁机构的法律文书送达地址，人民法院和/或仲裁机构的诉讼文书（含裁判文书）向合同任何一方当事人的上述地址和/或工商登记公示地址（居民身份证登记地址）送达的，视为有效送达。当事人对电子通信终端的联系送达适用于争议解决时的送达。

The address for notification stipulated in this clause and the address stipulated in the supplemental agreement shall also be the address for business communication of both parties and the delivery address for legal documents and court/arbitration documents during dispute settlement. If the People's Court and/or arbitral institution delivers legal instruments (including judgments and awards) to either party at the above address or the public address registered with industrial and commercial registration authorities (or the address stated on the Resident Identity Card), such instruments shall be deemed to be validly serviced. The electronic communication terminal of both parties may also be used for the purpose of delivery during dispute settlement.

3.2	任何一方当事人向/对他方所发出的信件，自信件交邮后的第【7】日视为送达；发出的短信/传真/微信/QQ/电子邮件，自前述电子文件内容在发送方正确填写地址且未被系统退回的情况下，视为进入对方数据电文接收系统即视为送达。若送达日为非工作日, 则视为在下一工作日送达。

The letter sent by either party to the other party shall be deemed to have been delivered on [7th] day after the letter is mailed. Any communication via SMS / fax / WeChat / QQ / e-mail shall be deemed to have been delivered when entering into the recipient’s data message receiving system if the sender has filled in the correct address and the data message is not returned by the system. If the delivery date is not a working day, the delivery shall be deemed to occur on the immediately succeeding working day.

3.3	本合同所列的双方联系人以及甲方后缀为【@grand-universe.com】的邮箱、乙方后缀为【@bluefocus.com】的邮箱均为甲乙方确认的有权分别代表甲乙方发送、或确认与本合同以及与本合同执行过程中相关的文件和信息的有效联系人及有效邮箱。包括但不限于订单、确认件、结算及确认付款的材料以及与业务相关的任何电子邮件等。

The contacts of both parties listed above and all email addresses of Party A suffixed with @grand-universe.com ] and all email addresses of Party B’s suffixed with [@bluefocus.com ] shall be deemed as valid contacts and valid email addresses with valid authorization to send or confirm, on behalf of Party A and Party B, relevant documents and information related to this contract and the performance of this contract, including but not limited to orders, confirmations, settlement and payment confirmation records, and all emails related to the business.

4 生效及其他Effectiveness and Miscellaneous

4.1	《广告发布合同条款》、《广告发布合同政策》是本合同的组成部分，与本合同具有同等法律效力。

The “Terms and Conditions of Advertisement Placement Contract” and the “Policies of Advertisement Placement Contract” are integral parts of this contract, and they shall have the same legal effect with this contract.

4.2	本合同由中英文书就，如不一致，应以中文版为准。

This contract is concluded in both English and Chinese. In case of any discrepancy between the two languages, Chinese version shall prevail.

4.3	本合同自双方盖章之日起生效。本合同壹式贰份，双方各执壹份。具有等同的法律效力。

This contract shall come into force from the date of sealing by both Parties. This contract is made in two counterparts with each party holding one counterpart, and both of which shall have the same legal effect.

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合同编号：

（本行以下无条款正文，为签字盖章页）

(The page below is for signature only)

甲方：【HongKong Grand Universe Technology Limited 】	乙方：【BLUEMEDIA PTE. LTD.】
盖章	盖章

签订日期：	签订日期：

Party A: [HongKong Grand Universe Technology Limited	Party B: [ BLUEMEDIA PTE. LTD. ]

Seal:	Seal:

Signing Date:	Signing Date:

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合同编号：

广告发布合同条款

Terms and Conditions for Advertisement Placement Contract

甲方：【HongKong Grand Universe Technology Limited 】

Party A:[HongKong Grand Universe Technology Limited ]

乙方：【BLUEMEDIA PTE. LTD.】

Party B:[ BLUEMEDIA PTE. LTD.]

第一章 定义与解释

Chapter 1 Definitions and Interpretations

除非本合同中另有定义，下列可能出现在本合同的词语均应具有以下特定涵义：

Unless otherwise specified herein, each of the following terms that may appear in this contract shall have the following specific meaning:

1.1.	CPM：Cost Per Mille，每千次展示成本，即所发布的广告每一千次在网络用户前展现所对应的价格。

CPM: Cost Per Mille, meaning the price for one thousand displays to web users for each released advertisement.

1.2.	CPA：Cost Per Action，每次行动成本，即所发布的广告每一次获得网络用户以特定形式回应的价格。

CPA: Cost Per Action, meaning the price for one specific response by web user in respect of each released advertisement.

1.3.	CPL: Cost Per Leads，每次网络用户通过特定链接，进入相关平台注册成功后的价格。

CPL: Cost Per Leads, meaning the price for each web user entering into a platform through a specific link and completing registration.

1.4.	CPC：Cost Per Click，每次网络用户点击特定广告栏目或广告链接的价格。

CPC: Cost Per Click, meaning the price for each click by a web user on a specific advertisement position or a specific advertisement link.

1.5.	PV值：Page View，即页面被浏览的次数。

PV: Page View, meaning the volume the page is viewed

1.6.	CPT：Cost Per Time，每次网络广告展示价格。

CPT: Cost Per Time, meaning the price for each display of an online advertisement

1.7.	CPI：Cost Per Install，每次安装成本。

CPI: Cost Per Install, meaning the costs for each installation.

1.8.	广告/软件推送：乙方将甲方指定的广告内容/软件主动推送到网络客户端平台的显示页面上并加以显示，以引导网络用户使用该软件。

Advertisement/Software Push: meaning Party B will push the advertising content / software designated by Party A to the display page of the Internet network user terminal and display the same to guide the Internet network users to use the software.

1.9.	发布平台：指提供网络广告发布的媒体平台。

Placement Platform: refers to the media platform on which the online advertisement to be launched.

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1.10.	效果类广告：在以效果为基础的广告系统中，只需要为可衡量的结果而付费的广告类型。

Performance Advertising：A type of advertising with Performance-based, the advertiser pays only for measurable results.

1.11.	品牌类广告：以树立品牌形象，提高品牌的市场占有率为直接目的，突出传播品牌在消费者心目中确定的位置的一种广告类型。

Brand advertising：To establish a brand image, improve the market share of the brand as a direct purpose, highlighting the spread of the brand in the minds of consumers to determine the position of a type of advertising.

第二章       协议结构

Chapter 2 Agreement Structure

2.1.	《广告发布合同》，《广告发布合同条款》、《广告发布合同政策》、双方签署或通过合同约定的双方指定的有效联系人电子邮件确认的制定的任何补充附件、通知文件、有效联系人沟通邮件等，共同构成双方就合作事宜达成的完整协议。

The “Advertisement Placement Contract”, the “Terms and Conditions for the Advertisement Placement Contract” and the “Policies for the Advertisement Placement Contract”, any supplemental attachments, notification documents, and correspondence emails signed by the parties or confirmed by the effective project contact persons of both parties shall constitute a complete agreement on the subject cooperation matters between Party A and Party B.

第三章      统计数据

Chapter 3 Statistics Data

3.1.	双方广告投放统计结算数据以广告发布媒体平台（“媒体”）的统计数据为准。

Statistics data for settlement of advertisement placement services shall be determined based on the statistical data provided by the Advertisement Placement Platform (the "media").

第四章      双方义务

Chapter 4 Obligations of both Parties

4.1.	甲方权利与义务

Party A's rights and obligations

4.1.1.	甲方在签署本合同前应当熟悉并了解媒体平台的投放规则和要求，甲方可以就不清楚的部分向乙方联系人咨询，未提出咨询要求的，视为甲方已知悉并接受媒体平台的全部投放规则和要求。甲方应在本合同期内持续关注上述服务平台方系统上的提示或政策，如上述服务平台方通过其系统就服务不定期发布和更新相关规则的，包括但不限于信息上传、点击统计管理等，甲方不同意遵守新规则的，应当及时向乙方提出并协商解决办法，未提出的，视为接受新规则。甲方自行承担违反媒体平台的投放规则和要求而产生的全部责任，包括但不限于扣除保证金（如有）、罚款、相应账号被封停且/或被封停账号的所有投放不享受任何返点政策等，如给乙方造成损失的，甲方还应赔偿乙方全部损失，包括但不限于乙方因此需向平台方承担的违约和赔偿责任，同时乙方有权解除本合同。

Party A shall be familiar with and understand the placement rules and requirements of the media platform before entering into this contract. Party A may consult Party B's contact person for any unclear part. Otherwise, Party A shall be deemed to have understood and accepted all the placement rules and requirements of the media platform. Party A shall continue to pay attention to the reminders or policies of the above-mentioned service platform during the term of this contract. If the above-mentioned service platform releases and updates the relevant rules through its system from time to time, including but not limited to information uploading, click statistics management and Party A does not agree to abide by the new rules, Party A shall promptly raise with Party B and discuss solutions. If Party A does not raise any issue with Party B, Party A shall be deemed to accept the new rules. Party A shall bear all the responsibilities arising from any violation of the placement rules and requirements of the media platform, including but not limited to deduction of deposit (if any), fine, suspension of relevant account and / or all placements through such account not entitling to commission rebates. Party A shall also compensate Party B for all losses (if any) caused to Party B, including but not limited to any liability of Party B for breach of contract and compensation to the platform arising therefrom. In addition, Party B shall be entitled to terminate this contract.

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4.1.2.	如果甲方自行提供广告文件，应保证在广告发布日前【3】个工作日向乙方提供。

If Party A provides advertising documents, it shall provide such documents to Party B at least [3] working days prior to the advertisement release date.

4.1.3.	甲方若需在发布过程中更换广告文件，需至少提前【3】个工作日书面通知乙方；如果甲方自行提供广告文件创意制作，需同时将广告文件提供给乙方。

Party A shall notify Party B in writing at least three [3] working days in advance if Party A needs to replace the advertising documents during the process of release. If Party A provides advertising documents, it shall also provide such advertising documents to Party B simultaneously.

4.1.4.	甲方如需更改已经确认的服务的，应提前【3】个工作日通知乙方，乙方承诺尽量与发布平台方协商更改事宜。如发布平台方不同意更改的，双方应仍按原约定的执行发布。

If Party A needs to modify any confirmed services, it shall notify Party B [3] working days in advance. Party B undertakes to use its commercially reasonable efforts to discuss with the Placement Platform regarding such modification. If the Placement Platform does not agree with such modification, the parties shall continue to implement pursuant to the original arrangement.

4.1.5.	甲方应保证所提供的广告文件不包含下述内容：

Party A shall guarantee that the provided advertising documents do not contain the following contents:

4.1.5.1	中国法律认为是反动、诽谤、色情、淫秽或毁谤等违法性内容；

Any reactionary, defamatory, pornographic, obscene or scurrilous and other illegal contents as stipulated by the laws of P.R.China;

4.1.5.2	侵犯任何第三方知识产权或其他权利(包括但不仅限于版权、专利、商标、商业秘密和技术秘密等)的内容；

Any contents which infringes intellectual property or other rights (including but not limited to copyright, patents, trademarks, commercial secrets and technical secrets, etc.) of any third party.

4.1.5.3	侵犯任何第三方公众形象或隐私的内容；

any contents which infringes public image or privacy of any third party;

4.1.5.4	其他法律法规规定的不得包含的内容。

Any illegal contents stipulated by other laws and regulations.

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4.1.6.	甲方应保证其所提供资料内容，不限于图片、文字、字体、视频、音频等，不违反任何法律，也不会损害任何第三方的合法权益。任何由该内容引起之争议、诉求、纠纷均与乙方无关，且应由甲方自行承担相关法律责任，如乙方因此蒙受任何损失，甲方有义务向乙方提供赔偿。

Party A shall ensure that any information provided, including but not limited to pictures, text, fonts, video, audio, etc, does not violate any law or harm any third party's legitimate rights and interests. Party B shall not be liable for any controversy, claim or dispute arising from such information and Party A shall be solely liable therefor. Party A shall be obliged to fully compensate Party B for its losses arising from such information.

4.1.7.	甲方应保证其所提供的广告发布所对应的链接所指向的页面或下载数据是真实准确且客观存在的，不得出现无效链接、非法链接等。

Party A shall ensure that the page or download data connected with the links provided by Party A are authentic, accurate and real and donot contain any invalid links or illegal links.

4.1.8.	对于乙方在合同执行过程中提交给甲方的各类申请、确认、审核文件，甲方应当在收到该等文件后的24小时内予以回复，逾期未回复的，视为甲方认可乙方提交的文件并同意按照该等文件的内容执行，并承担相应的后果。

Party A shall respond to Party B within 24 hours after receipt if Party B submits any application, confirmation and review documents during performance of this contract. If Party A fails to reply within the stipulated time, it shall be deemed to have approved the documents submitted by Party B and agreed to carry out and bear the corresponding consequences in accordance with the contents of such documents.

4.1.9.	甲方对广告发布有异议的，应在约定的发布期结束后三个工作日内向乙方提出，逾期未提出或验收意见中未涉及乙方产品或服务严重违反甲方合作目的内容的，视为甲方确认委托的广告发布已按照本合同约定执行。

If Party A has any objection to any released advertisement, Party A shall raise the issue with Party B within three working days after the release date. If Party A fails to raise any objection or the acceptance report does not reflect that Party B's products or services materially violated the purpose of cooperation, Party A shall be deemed to have confirmed that the advertisement has been released in accordance with this contract.

4.1.10.	甲方的各项执行、确认、验收意见以本合同指定的甲方联系人以邮件或者其他形式发出的意见为准。

Party A's execution, confirmation and acceptance opinion shall be determined based on the conclusion sent by email or by other means by Party A's contact person as specified in this contract.

4.1.11.	甲方如采纳乙方所设计的广告，在交付全部设计费用后，该广告的使用权归甲方所有。否则乙方有权要求甲方承担违约责任，但无论何种情况乙方保留在任何地方展示的权利。

If Party A adopts the advertisement designed by Party B, the right to use the advertisement shall belong to Party A after all design costs have been paid. Otherwise, Party B shall have the right to claim breach of contract against Party A. In any event, Party B reserves the right to display the advertisement in any place.

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4.1.12.	如因本合同的履行导致甲方与第三方之间产生任何投诉、诉讼、行政调查或其他纠纷的，甲方应在得知相关情况后立即将详细情况书面通知乙方，并应积极与第三方沟通，组织乙方参与到上述纠纷的解决程序中。甲方在未取得乙方书面同意的情况下，不得根据自行确定的处理思路参与诉讼、仲裁或谈判，不得就纠纷事项与第三方达成任何和解意见，不得向第三方支付包括但不限于任何违约金、赔偿金、罚金，或对第三方进行其他任何形式的补偿。否则，无论该纠纷事项是否因乙方过错导致，乙方均不对该事项承担任何责任，同时，甲方无权就其向第三方支付的任何费用向乙方进行追偿，且甲方亦无权就因该等纠纷遭受的任何损失要求乙方赔偿。

In the event that any complaint, lawsuit, administrative investigation or other dispute arises between Party A and any third Party in connection with the performance of this contract, Party A shall notify Party B in writing of the details as soon as possible and shall actively communicate with the third party. In addition, Party A shall arrange Party B to participate in the dispute settlement process. Without the written consent of Party B, Party A shall not participate in any litigation, arbitration or negotiation with its own handling ideas, or reach any settlement with any third party on disputed matters, or make any payment to any third party, including but not limited to any liquidated damages, compensation, fines, or any other form of compensation. Otherwise, Party B shall not bear any responsibility for the relevant matter, whether it is attributable to Party B or not. At the same time, Party A shall not be entitled to recover from Party B for any expenses paid to any third party. Party A shall not be entitled to claim compensation from Party B for any losses incurred from such disputes.

4.2 乙方权利与义务

Party B's rights and obligations

4.2.1	乙方负责为甲方联系广告发布平台，并制订广告发布计划。乙方保证在网络广告投放期间为甲方提供及时的技术支持服务、技术响应及提供广告优化指导支持。

Party B shall be responsible for contacting the Placement Platform for Party A and preparing the advertising plan. Party B guarantees to provide timely technical support services, technical response and advertising optimization guidance support to Party A during the online advertising period.

4.2.2	乙方在广告营销领域拥有专业的技术、团队和服务，可以根据甲方及其他客户需求为其定制广告素材创意策略服务、投放优化策略服务等。如在本合同履行期间，甲方需要乙方额外提供前述定制服务的，该笔费用由甲乙双方另行进行结算。

Party B has professional technology, team and services in the field of advertising and marketing. Party B is capable to provide customized advertisement design services, placement optimization strategy planning services according to Party A and other clients’ requirements. If Party A needs Party B to provide additional customized services during the performance of this contract, the parties will separate settle relevant fees.

4.2.3	乙方负责按照经甲方在发布期间内确认的发布服务内容，为甲方在规定的发布期间进行广告发布管理，并保证甲方广告如约发布；如因发布平台原因造成约定内容执行困难，乙方应在广告发布日前向甲方以书面或邮件形式提出相应的调整计划，在甲方书面或邮件表示同意后方可改变原定计划。

Party B shall be responsible for advertising management for Party A according to the content confirmed by Party A during the placement period and ensure that Party A's advertisement is placed as agreed. If there is any difficulty in implementation due to reasons attributable to the Placement Platform, Party B shall propose an adjustment plan to Party A in writing or by email prior the placement date and may only change the originally agreed plan after Party A agrees in writing or by email.

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4.2.4	乙方应该积极配合实施甲方在约定的期限内提出的修改意见并积极与发布平台方协商更改。

Party B shall actively cooperate with Party A to carry out adjustments proposed by Party A within the agreed period and actively discuss with the Placement Platform to adopt such amendments.

4.2.5	乙方自收到甲方书面或邮件更换广告文件通知和提交的新的广告文件之日起【3】个工作日内必须完成相应的更换，需特殊设计的除外。

Party B shall complete replacement with the new advertising documents provided by Party A within [3] working days after receiving the written or email notification from Party A for replacing the original advertisement documents, except where special design is required.

4.2.6	乙方仅有义务按照合同约定为甲方提供广告发布服务，甲方确认，乙方未就甲方的广告发布效果作出过任何承诺，甲方不得以广告发布效果未达预期目标或以其他不合理、不合法的理由延付或拒付相关款项。

Party B is only obliged to provide advertising services for Party A as stipulated in the contract. Party A acknowledges that Party B has not made any commitment on the advertising effect. Party A shall not delay or refuse to pay the relevant fees because the effect of the advertisement has not reached its expected goal or based on any other unreasonable and illegal grounds.

4.2.7	如若因为乙方自身原因导致在甲方广告发布账户内存在剩余金额（以下简称“该等金额”）的，且该等金额甲方已经进行消耗的，甲方应在消耗完毕后【20】个工作日将该等金额款项一次性支付给乙方。如该等金额甲方未予以消耗，则乙方可单方决定是否将该等金额清零或甲乙双方另行协商解决是否延续到下一个服务周期。

If there is any residual amount (hereinafter referred to as "the residue") in Party A's advertising account due to Party B's reasons, and Party A has already consumed the amount, Party A shall pay the amount to Party B in one lump sum within [20] working days after consumption. If such amount is not consumed by Party A, Party B shall have right to decide to clear the residue or Party A and Party B may discuss separately to apply the residue for the next service cycle.

4.2.8	如若甲方广告被封停的广告账户被媒体重新解封，期间甲方所产生的广告发布费用应视为甲方接受并认可该等金额并应按本合同的约定支付款项。

If Party A's suspended advertising account is reactivated by the Placement Platform, the advertising fees incurred by Party A during the interim period shall be deemed to be approved by Party A, and shall be paid in accordance with the provisions of this contract.

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4.2.9	乙方可帮助甲方对甲方提供的广告内容进行初步审查， 乙方对甲方投放广告内容的审查， 或者乙方将甲方提供的广告内容投放均不代表乙方对甲方广告内容的任何实质性审查通过或者任何合法性承诺， 因广告内容所产生的一切经济与法律责任均应由甲方自行承担， 并应赔偿乙方因此遭受的全部损失。 甲方应严格按照投放的媒体平台的规则和各国法律、 法 规的规定投放并保证合法且不侵犯任何第三方权利及其他合法权益， 否则甲方应独立承担法律责任， 与乙方无关。

Party B may assist Party A to carry out preliminary review over the advertisements provided by Party A. Such review by Party B over Party A’s advertisements or the placement by Party B of Party A’s advertisements shall not be deemed to be substantive review or any commitment of legality. All economic and legal liabilities incurred from the contents of advertisements shall be borne by Party A. Party A shall compensate party B for all losses caused thereby. Party A shall strictly comply with the rules of the Placement Platform and the laws and regulations of other countries. Party A shall ensure the legitimacy of the contents and that the contents does not infringe any third party rights and other rights and interests. Otherwise, Party A shall solely bear all legal liabilities without recourse to Party B.

4.2.10	在不影响甲方账户的正常广告投放、账款结算、返点计算和信息隐私保障的情况下，乙方有权根据实际情况调整甲方账户所对应的账单计费主体的设置。

Party B shall have the right to change the billing entity corresponding to Party A’s account according to the actual situation Without affecting the usual advertisements placements, account settlement, rebate calculation and data privacy protection.

第五章 知识产权及保密

Chapter 5 Intellectual Property and Confidentiality

5.1.	双方使用的所有硬件、软件、程序、密码、商品名、技术、许可证、专利、商标、技术知识等皆归各方所有权人所有，不存在任何权利瑕疵，另一方及第三方对于此无任何权利或利益。如甲方委托乙方创作广告的，甲方在支付乙方创作费用之后，对该广告作品的创意、草稿、内容等全部创作过程中任何阶段产生的任何作品享有全部的知识产权。

All hardware, software, programs, passwords, trade names, technologies, licenses, patents, trademarks, and technical knowledge used by the Parties shall be owned by the respective owner without any defect of rights. The other Party or any third party has no right or interest in the above items. In the event that Party A entrusts Party B to design advertisements, after full payment to Party B for such design services, Party A shall own full intellectual property rights in any works produced in any stage of such design process, such as originality, draft, content, etc.

5.2.	双方在本合同有效期间获知的对方的商业秘密、技术秘密、返点比例等需双方保密的事项，在合同期间及合同终止后两年内不得向第三方披露或公开。

The confidential information, such as trade secrets, rebate proportion and technical secrets of the other Party, obtained by either Party during the term of this contract shall not be disclosed to any third party or made public during the term of this contract or within two years after expiration of this contract.

5.3.	甲乙双方同意并确认，为广告推广/发布，内部培训，外部宣传之目的，乙方可在本合同有效期内并取得甲方同意后，可使用甲方公司名称、商号、商标、广告作品等信息。除前述约定外，未经对方事先书面同意，本协议任何一方不得擅自使用或复制另一方的商标和标识。甲乙双方应根据广告推广区域的法律法规，提前做好甲方的知识产权保护工作，如在广告发布过程中任何第三方因此提出争议，甲方应负责自行解决与乙方无关。

The parties agree and acknowledge that during the term of this contract, Party B may use Party A's company name, trade name, trademark, advertising works and other information in the course of advertising release / publication or for internal training or external marketing. Except as previously agreed, either Party shall not use or copy the trademarks and logos of the other Party without the prior written consent of the other Party. The Parties shall take advance measure to protect Party A's intellectual property rights according to the laws and regulations of the advertising and marketing area. If any third party raises claims in the course of advertising, Party A shall be solely responsible for resolving the disputes.

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5.4.	以下情形不作为保密信息，不适用本条规定：

This Chapter 5 shall not apply to the following items which are not confidential information:

5.4.1	获知时已经公开的信息；

Information that was made public before disclosure;

5.4.2	获知后非因获知一方的违约或者不当行为而被公开的信息；

Information that was made public after disclosure not due to breach of contract or misconduct of the receiving party;

5.4.3	自己独立开发，或从第三方合法取得且不负保密义务的；

Information that was independently developed by the receiving party or legally obtained from a third party not subject to any obligation of confidentiality;

5.4.4	尽管如此，如果法律要求或政府、司法机关提出命令要求披露保密信息，获知保密信息的一方有权根据要求披露信息，但应当在披露后立即通知保密信息的提供方。

notwithstanding the foregoing, in the event that disclosure of confidential information is required by law or ordered by government authorities or judiciary authorities, the receiving party shall be entitled to disclose the information, but the receiving party shall promptly notify the disclosure party after such disclosure.

第六章 审计

Chapter 6 Audit

6.1.	基于双方友好合作的基础，本合同履行期间以及本合同终止后的【5】年之内，甲方应当积极配合乙方委托的第三方审计或调查要求（包括但不限于配合乙方审计询证函回函，提供与本合同相关发票、记录等文件和材料、与甲方管理层人员和员工进行访谈等）

On the basis of friendly cooperation between the Parties, during the performance of this contract and within [5] years after expiration of this contract, Party A shall actively cooperate with the third party auditor or investigation request of Party B (including but not limited to replying to audit inquiry letters from Party B, providing relevant documents and materials such as invoices, records, and making interviews with Party A's management and staff, etc.).

6.2.	甲方应在本合同终止后【5】年之内保存与本合同履行相关的所有文件、往来函件、数据、账目、报告、记录、收据等材料。

Party A shall keep all documents, correspondence, data, accounts, reports, records, receipts and other materials related to the performance of this contract for [5] years after the expiration of this contract.

第七章 违约责任

Chapter 7 Liability for Breach of Contract

7.1.	甲方未能在本合同以及《广告发布合同》中规定的付款期限内向乙方支付费用的，应当自违约之日起按照欠款总金额的万分之六点五/每日向乙方支付逾期违约金，且乙方有权单方做出如下决定与行为并不承担任何法律责任：

If Party A fails to pay Party B's any fees within the payment period stipulated in this contract or the "Advertisement Placement Contract", Party A shall pay liquidated damages for overdue payment at the rate of 6.5‱ per day from the due date. Party B shall have the right to make the following decisions without any legal liability:

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7.1.1	甲方逾期支付等于或超过1个自然日的（以下简称“该等行为”），乙方有权停止对甲方提供任何服务包括但不限于取消返点并甲方应向乙方支付欠款费用及违约金，且如若乙方因该等行为遭致任何损失，甲方应承担赔偿责任。

If Party A’s delay continues for one or more calendar days (including one calendar day), Party B shall have the right to cease providing any service to Party A, including but not limited to canceling rebates. At the same time, Party A shall pay Party B all outstanding fees and liquidated damages. If Party B suffers any losses due to such delay, Party A shall compensate.

7.1.2	甲方逾期支付等于或超过1个自然日的（以下简称“该等行为”），乙方有权取消返点、单方终止本合同以及《广告发布合同》和《广告发布合同政策》，并将甲方的广告账户冻结、封停或清零，并甲方应向乙方支付欠款费用及违约金，且如若乙方因该等行为遭致任何损失，甲方应承担赔偿责任。同时，乙方有权要求甲方退还乙方已享有的全部返点金额。

If Party A’s delay continues for five or more calendar days, Party B shall have the right to cancel the rebates, unilaterally terminate this contract, the "Terms and Conditions for Advertisement Placement Contract" and the "Policies for Advertisement Placement Contract". At the same time, Party B may freeze, suspend or clear off Party A's advertising account. Party A shall pay Party B all outstanding fees and liquidated damages. If Party B suffers any losses due to such delay, Party A shall compensate. At the same time, Party B have the right to request Party A refund all the rebate that Party B has received or deducted.

7.2.	如因乙方的过错导致甲方的部分或全部广告不能按合同规定的期限、位置进行发布而给甲方造成经济损失的，就未依约发布的广告乙方应给予甲方同等价值的补发，直到原合同规定的广告发布数量和/或广告发布时间全部履行完毕时为止。

If due to Party B’s fault, part or all of Party A’s advertisements cannot be placed for the duration and at the position as stipulated in the contract, which results in economic losses to Party A, Party B shall arrange placement for Party A with equivalent value for the unplaced advertisements until the volume and the duration of advertisements as originally agreed in the contract have been fully implemented.

7.3.	非经乙方书面沟通同意，甲方单方提前终止本合同的，乙方有权单方做出如下决定于行为并不承担任何法律责任：

If Party A unilaterally terminates this contract prior to expiration without Party B's written consent, Party B shall be entitled to make the following decisions without any legal liability:

7.3.1	乙方有权取消当期返点，立即终止协议。

Cancel rebates for the current cycle and terminate the agreement immediately.

7.3.2	乙方已收取的费用款项全部不予退还。

Refuse to refund all fees received.

7.3.3	乙方有权要求甲方在终止后5个自然日内向乙方支付欠款费用，如甲方延迟支付，则应当自终止之日起按照欠款总金额的万分之六点五/每日向乙方支付逾期违约金。

Require Party A to pay all outstanding fees within 5 calendar days after termination. If Party A fails to pay the fees in time, Party A shall pay liquidated damages for overdue payment at the rate of 6.5‱ per day from the date of termination.

7.4.	由于甲方原因造成所发布广告的对应链接形成无效链接、非法链接的（如甲方app被app store下架等），乙方可取消广告位展示，但甲方仍应按照原约定金额支付全部费用。但在约定投放期内，如甲方广告链接恢复有效（如app重新上架），如原约定广告发布期还未届满，乙方可以为甲方补偿发布直至期限届满，具体补偿广告位置由乙方决定；若恢复上架时广告发布期已结束，则乙方无义务为甲方补充发布。

If the links connected to the promoted online advertisement are invalid or illegal due to the reasons of Party A (such as Party A’s app being removed from Appstore), Party B may cancel display at the advertising position, and Party A shall still pay all the fees as originally agreed. However, if Party A’s links become effective again (such as the app being putting back to the Appstore) during the agreed term of service, Party B shall arrange for Party A with substitute placements until expiration of the term at advertising positions selected by Party B at its discretion. If the agreed term of advertising service has expired, Party B shall have no obligation to provide Party A with substitute placement service.

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7.5.	甲方因违反本合同以及《广告发布合同》《广告发布合同政策》约定应当向乙方承担的损害赔偿责任和乙方遭受的全部损失包括但不限于依照上述合同产生的直接/间接经济损失、预期利益、违约金、赔偿金、诉讼/仲裁费用、公证费、鉴定费、律师费、差旅费，以及乙方因甲方的违约应向平台方承担的包括但不限于前述各项费用在内的全部违约金、赔偿金。其中乙方的直接/间接经济损失及预期利益无法计算的，以不低于欠款总金额的三倍计算。

Party A shall be liable for damages and all losses suffered by Party B if Party A breaches of this contract and the "Terms and Conditions for Advertisement Placement Contract " and the "Policies for Advertisement Placement Contract", including but not limited to direct /indirect economic losses, expected benefits, liquidated damages, damages, litigation / arbitration costs, notarial fees, verification fees, attorney fee, travel expenses, and all damages or compensation payable by Party B to the Placement Platform due to Party A's breach of contract. If Party B's direct / indirect economic losses and expected benefits cannot be quantified, the amount shall be determined to be no less than three times of the total outstanding fees payable by Party A.

7.6.	除本合同另有约定外，如任何一方违反本合同所规定的义务，违约方在收到守约方要求纠正其违约行为的书面通知之日，应立即停止其违约行为，依照合同继续履行其义务，并在 10个自然日内赔偿守约方因此受到的所有损失。如违约方继续违约或不履行其义务，守约方除就其所有损失而获得违约方赔偿外，亦有权提前解除本合同。

Unless otherwise agreed herein, if either Party breaches obligations hereunder, the breaching Party shall cease its breach upon receipt of the written notice from the non-breaching party requesting it to correct its breach, continue to perform its obligations hereunder and indemnify the non-breaching Party against all losses arising therefrom within ten calendar days. If the breaching Party continues to breach the contract or fails to perform its obligations, the non-breaching Party shall be entitled to terminate this Contract ahead of time in addition to receiving the indemnity for its losses from the breaching Party.

第八章 特殊免责

Chapter 8 Special Exemption

8.1.	甲方理解发布平台运营方为了平台的正常运行，需要定期或不定期地对发布平台进行停机维护，如因此类情况而造成的本合同项下的广告不能按计划进行发布，甲方承诺对此不追究乙方法律责任，但乙方有义务尽力避免服务中断或将中断时间限制在最短时间内。

Party A understands that the operator of the Placement Platform may carry out downtime or maintenance periodically or from time to time in order to ensure the normal operation of the platform. If the advertisements under this contract cannot be released as scheduled due to such circumstances, Party A undertakes not to pursue Party B's legal liability, but Party B shall be obliged to make every effort to avoid service interruption or limit the duration of interruption to the shortest time.

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8.2.	基于市场整体利益考虑及经营需要，媒体平台运营方可能不定期对其网站的服务内容、版面布局、页面设计等有关方面进行调整，如因上述调整而影响本合同项下广告的发布(包括发布位置和/或发布期间等)，甲方将给予充分的谅解，乙方应将上述影响减少至最低程度。

Based on the overall interests of the market and operational needs, the operator of the Placement Platform may adjust the service content, layout, page design and other relevant aspects of the website from time to time. If such adjustment impacts the placement of advertisements under this contract (including placement position and/or placement duration), Party A acknowledges such potential impact. Party B shall minimize the impact of such adjustment.

8.3.	甲方同意，乙方因上述两种情形而不能按计划发布广告的，不视为乙方违约。但乙方应在影响广告发布的情形结束之后，尽可能按照原计划规定的时间和位置发布原广告，或与甲方协商确定其他合理的解决方案。

Party A agrees that Party B shall not be deemed to be in breach of contract if Party B is unable to place the advertisements as planned due to the above two circumstances. After the above two circumstances disappear, Party B shall place the advertisement at the time and position originally scheduled to the extent possible or discuss with Party A for other reasonable solutions.

8.4.	甲方同意，如在本合同履行期间，甲方投放的媒体平台的要求或政策有变化的，双方应根据该媒体平台的要求和变化积极变更合作内容，并双方均不向对方承担任何违约责任。

Party A agrees that during the performance of this contract, if there is any change in the requirements or policies of the Placement Platform, both Parties shall actively change the relevant arrangements and neither party will bear any liability for breach of contract to the other Party in connection therewith.

第九章 不可抗力

Chapter 9 Force Majeure

9.1.	不可抗力：指双方缔结本合同时所不能预见、并且它的发生及其后果是不能克服和不能避免的客观情况，包括但不限于：（1）自然灾害如洪水、冰雹、海啸、台风、旱灾、火灾；（2）政府或政党行为如政府当局或执政党颁布的政策、法律、法规和采取新的行为措施导致本合同不能履行；（3）社会异常现象如骚乱、战争、罢工但不包括双方内部劳资纠纷，所造成的不能履行本合同或延迟履行；（4）黑客攻击、计算机病毒、电信部门技术调整导致之影响、因政府管制而造成的暂时性关闭等在内的任何影响网络正常经营情形。

Force majeure: meaning objective circumstances which could not have been foreseen by both Parties at the time of executing this contract, and the occurrence and consequence of which cannot be overcome or avoided, including but not limited to: (1) natural disasters such as flood, hail, tsunami, typhoon, drought, fire disaster ; (2) actions of government or political party, such as policies, laws, regulations and adoption of new action measures promulgated by the government authorities or the ruling party resulting this contract not implementable; (3) social anomalies such as riot, wars, strikes, but excluding internal labor disputes between the Parties; (4) any impact on the normal operation of the network, including hacker attacks, computer virus, technical changes in the telecommunications department, temporary closures due to government regulation, etc.

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9.2.	如果出现以上不可抗力情形，双方在本合同中的义务在不可抗力影响范围及其持续期间内将中止履行，任何一方均不会因此而承担不履行上述义务的责任，但受影响一方应立即书面通知另一方并提供相关的证明文件。

In the event of any of the above force majeure events, the performance by either party of its obligations hereunder may be suspended within the scope and for lasting period of force majeure. Neither party shall be liable for non-performance of the contract. However, the affected party shall immediately notify the other party in writing and provide relevant supporting documents.

9.3.	如发生不可抗力，双方应立即协商解决问题的方案，合同期限可根据中止的期限而作相应延长。在不可抗力情况消除后，双方应依照协商的延长履行期限及解决问题方案继续履行合同或履行方案。

In the event of force majeure, both Parties shall immediately discuss a solution. The term of the contract may be extended in accordance with the duration of the suspension. After the force majeure event is terminated, both Parties shall continue to perform the contract or perform the program in accordance with the agreed extension of the performance period and the solution.

9.4.	如果不可抗力持续三十(30)日以上，且继续履行本合同将产生重大不利影响或者无法继续履行合同，则任何一方均可无条件终止本合同。

Either party may terminate this contract unconditionally if the force majeure lasts for more than 30 days or the continued performance of this contract will have a significant adverse effect or the continued performance of this contract is not possible.

第十章 法律适用及争议解决

Chapter 10 Applicable Law and Dispute Resolution

10.1.	本合同的订立、效力、执行和解释及争议的解决均应适用中华人民共和国法律。

The conclusion, validity, execution and interpretation of this contract and the settlement of disputes shall be governed by the Law of the People's Republic of China.

10.2.	对于因本合同的订立、效力、执行和解释而产生之争议，双方应首先协商解决，协商不成的，均提请北京仲裁委员会按照其仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

Disputes arising from the conclusion, validity, execution and interpretation of this contract shall be settled through consultation of the Parties. If no settlement can be reached through consultation, the Parties shall submit dispute to the Beijing Arbitration Commission for arbitration in accordance with its rules of arbitration. The arbitration award is final and binding upon both Parties.

第十一章 通知

Chapter 11 Notice

11.1.	双方之间的任何通知或书面函件必须以中文写成，以传真、专人送达（包括特快专递）、挂号邮件或电子邮件之形式发送。

Any notice or written communication between the Parties must be wrote in Chinese and shall be sent by fax, personal service (including express mail), registered mail or e-mail.

11.2.	任何一方当事人向/对他方所发出的信件，自信件交邮后的第【7】日视为送达；发出的短信/传真/QQ/微信/电子邮件，自前述电子文件内容在发送方正确填写地址且未被系统退回的情况下，视为进入对方数据电文接收系统即视为送达。若送达日为非工作日, 则视为在下一工作日送达。

The letter sent by each party to the other party shall be deemed to have been served on the seventh day after the letter is delivered. The electronic document is sent by SMS / fax / QQ / wechat / email shall be deemed to have been validly served if sender has filled in the correct address and have not been returned by the system. If the date of service is not a working day, it shall be deemed to have been served on the following working day.

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11.3.	双方可通过以下任一方式变更自身联系人：

Both Parties may change their contact person by any of the following means:

（1）	变更方以书面通知（应签章）的方式告知对方；

The changing party shall notify the other Party by written notice (sealed);

（2）	变更方原联系人以任何形式的书面通知方式告知对方。

The changing party’s original contact person shall notify the other Party by any form of written notice.

（本行以下无条款正文，为签字盖章页）

(The page below is for signature only)

甲方【HongKong Grand Universe Technology Limited ]】

盖章    /s/ HongKong Grand Universe Technology Limited

签订日期：

乙方：【BLUEMEDIA PTE. LTD. 】

盖章 签订日期：	/s/ BLUEMEDIA PTE. LTD.

Party A: [ HongKong Grand Universe Technology Limited ]

Seal:

Signing Date:

Party B: [BLUEMEDIA PTE. LTD. ]

Seal:

Signing Date:

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广告发布合同政策

Policies for Advertising Placement Contract

甲方：【HongKong Grand Universe Technology Limited 】

Party A: [HongKong Grand Universe Technology Limited ]

乙方：【BLUEMEDIA PTE. LTD. 】

Party B: [ BLUEMEDIA PTE. LTD. ]

一、媒体政策

I. Media Policy

本合同适用以下媒体政策

This contract applies the media policies.

1.	Meta（Facebook）

1.1甲方需遵循媒体广告政策规范规定进行广告投放，乙方有权对甲方的广告投放予以监督和检查，甲方有义务根据乙方传达的媒体政策执行广告发布，因甲方投放违背媒体政策产生的损失，由甲方承担。

Party A shall abide by the media advertising policies, and Party B shall have the right to supervise and inspect Party A's advertising. Party A shall be obliged to implement its advertising placement in accordance with the media policies provided by Party B. Otherwise, Party A shall bear the losses incurred due to violation of media policies.

1.2如甲方账户违反Facebook平台的广告准则、隐私政策或使用规则、程序或本协议的约定，则该账户视为排除账户。每出现一次排除账户，Facebook平台有权根据情节严重性采取包括不限于扣除1000美金、警告、减免返点等处罚措施。因甲方违规操作导致Facebook平台处罚的，甲方应独自承担上述处罚的不利后果，如因情节严重，造成Facebook额外的罚金，甲方也应独自承担处罚。因政策更新导致的损失，乙方有向甲方追究损失的权利。如出现上述情况，乙方有权从甲方的账户中扣除相应金额的罚款或要求甲方在乙方发出告知违规投放罚款通知的邮件之日起10个工作日内向乙方指定账户支付罚款。

Party A's account shall be deemed to be an excluded account if Party A breaches the Facebook platform's advertising guidelines, privacy policies or rules of use, procedures or this agreement. For every time Party A's account constitutes an excluded account, the Facebook platform will have the right to impose penal measures including but not limited a fine of $1,000, warning and reduction of rebates, depending on the seriousness of the violation. Party A shall bear independently the adverse consequences of the above-mentioned penalty if Party A violates the rules and regulations. If Party A’s serious actions result in additional fines by Facebook, Party A shall bear such additional fines on its own. Party B shall have the right to claim from Party A losses caused by any policy update. In the event of any above-mentioned case, Party B shall have the right to deduct the corresponding fine from Party A's account, or to request Party A to pay the fine to the designated account of Party B within 10 working days from the date Party B sending out email notifying fines due to breaching advertisement placement.

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2.	Google

以Google媒体的政策为准

Google media's policies shall govern.

3.	Twitter

甲方认可因媒体回滚造成的广告费用，甲方需按照媒体账单支付广告费用。

Party A agrees to pay for the advertising costs caused by the media roll-back display. Party A shall pay the advertising costs based on the media’s bill.

4.	TikTok

4.1 甲方需遵循媒体广告政策规范(包括但不限于《TikTok广告政策》网址：https://ads.TikTok.com/help/article?aid=9550)的规定进行广告投放 ，乙方有权对甲方的广告投放予以监督和检查，甲方有义务根据乙方传达的媒体政策执行广告发布，因甲方投放违背媒体政策产生的损失，由甲方承担。

Party A shall abide by the media advertising policies（including but not limited <TikTok Advertising Policies > which website is https://ads.tiktok.com/help/article?aid=9550）, and Party B shall have the right to supervise and inspect Party A's advertising. Party A shall be obliged to implement its advertising placement in accordance with the media policies provided by Party B. Otherwise, Party A shall bear the losses incurred due to violation of media policies.

4.2 甲方投放的广告可能存在相关法律禁止发布，或可能导致违法违规风险，或可能存在严重违背社会公序良俗、违反TikTok广告投放相关规则情形的，TikTok有权随时采取处理行为，包括但不限于下线广告，关停账户，扣除返点，不退还全部广告账户余额，处罚违约金等。

If Party A publish an advertisement that is prohibited by law , or may lead to the risk of violation of laws and regulations, or may seriously violate public order and customs, or break the relevant rules of TikTok’s policy, Tiktok shall have the right, including but not limited to take the advertising offline , close the advertising account, cancel the rebates, non-refund of all advertising account balances, penalties for liquidated damage, etc.

4.3 因甲方违规操作导致TikTok平台处罚的，甲方应独自承担上述处罚的不利后果，如因情节严重，造成TikTok额外的罚金，甲方也应独自承担处罚。如出现上述情况，乙方有权从甲方的账户中扣除相应金额的罚款或要求甲方在乙方发出告知违规投放罚款通知的邮件之日起10个工作日内向乙方指定账户支付罚款。

Party A shall bear independently the adverse consequences of the above-mentioned penalty if Party A violates the rules and regulations. If Party A’s serious actions result in additional fines by TikTok, Party A shall bear such additional fines on its own. Party B shall have the right to claim from Party A losses caused by any policy update. In the event of any above-mentioned case, Party B shall have the right to deduct the corresponding fine from Party A's account, or to request Party A to pay the fine to the designated account of Party B within 10 working days from the date Party B sending out email notifying fines due to breaching advertisement placement.

5.	Kwai/Taboola/BIGO/Yandex/VK/Snapchat/MIQ/Linkedin/Outbrain/Pinterest/微软

以投放媒体的政策为准。

The policies of the placement media shall govern.

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二、计费、结算方式

II. Billing and settlement methods

1.	本合同项下所提及结算费用包含广告发布费用及服务费用。

The billing fees mentioned under this contract include advertising and service fees.

2.	本合同适用以下结算方式：

This contract shall apply the following type of settlement method:

a)       后付费

Afterward payment

乙方在每自然月结束后的10个自然日内将该自然月甲方在各媒体平台上投放的结算金额及税费明细提供给甲方。甲方应在收到后24小时内回复，若甲方未在上述时间内回复视为甲方确认结算金额及税费明细的内容（具体结算金额及税费明细以乙方向甲方提供的邮件/（其他书面文件）上的内容为准）。乙方将根据实际结算费用向甲方提供相应的invoice。

Party B shall provide Party A with the billing amount and tax details of Party A's placement on each media platform for each natural month within 10 calendar days after the end of each natural month. Party A shall reply within 24 hours after receiving it. If Party A does not reply within the above time, Party A shall be deemed to confirm the contents of the settlement amount and tax details (the specific settlement amount and tax details shall be based on the contents of the email/(other written documents) provided by Party B to Party A). Party B will provide Party A with the corresponding invoice according to the actual settlement cost.

6.	账期：甲方在【Meta/Google/Tiktok/Twitter/Kwai/Taboola/BIGO/Yandex/VK/Snapchat/MIQ/Linkedin/Outbrain/Pinterest/微软】媒体平台进行的广告投放，甲方应于每自然月结束后的【45】个自然日内将该自然月的结算费用汇入乙方指定账户，甲方支付的上述广告费用及服务费用应包含所有税费、手续费、各项代扣代缴税费等。

Billing Period: Party A shall remit the settlement fee of the natural month to the account designated by Party B within [Meta/Google/Tiktok/Twitter/Kwai/Taboola/BIGO/Yandex/VK/Snapchat/MIQ/Linkedin/Outbrain/Pinterest/微软 ] calendar days after the end of each natural month for the advertisement placement in [45 ] media platform, and the above advertisement fee and service fee paid by Party A shall include all taxes, handling fees, various withholding taxes, etc.

3.	Google媒体平台广告投放所涉及的数字服务税（Digital Service Tax），应由甲方承担。该数字服务税目前为英国：2%；奥地利：5%；土耳其：5%；数字服务税的国家或地区及税费标准如有增加或变更的，均以谷歌的要求为准。

The Digital Service Tax (DST) involved in advertising on Google's media platform shall be borne by Party A. The Digital Service Tax is currently 2% in the United Kingdom, 5% in Austria and 5% in Turkey; any increase or change in the number of countries or regions and the standard of the Digital Service Tax shall be subject to the requirements of Google.

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三、返点政策

III. Rebates policy

本合同适用以下返点政策

This contract applies the following type of rebates policies.

1.	Meta（Facebook）

1.1甲方向乙方支付全额广告发布金额，在季度结束后，乙方向甲方实际支付的广告发布总额结算返点。甲方逾期支付款项或甲方存在具有媒体平台约定的减免支付返点的情形，即使甲方已经按时支付完毕广告发布金额，也不参与返点。

Party A shall pay Party B all fees for advertisement placements. Party B shall pay rebates to Party A based on the actual total advertising fees paid by Party A after the relevant quarter ends. If Party A delays in paying its advertisement fees or Party A is subject to rebates deduction or decrease circumstances as stipulated by the Placement Platform, Party A may not obtain rebates, even if it has paid all advertising fees on time.

1.2返点比例如下：

Rebate rate is set forth as follows:

广告发布额度区间（单位：万美元） Range of Advertising Quota (in ten thousand USD)	返点比例(%) Rebate rate (%)
X＞0	8.5

1.3甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays in payment for one calendar day, Party B shall have the right to cancel the rebates of Party A.

1.4甲方对返点金额的计算存在异议，甲方应当在收到对账单之日起15个自然日内书面通知乙方，否则，视为甲方认可返点金额的计算方式。

If Party A has any doubt to the calculation of the rebates, Party A shall notify Party B in writing within 15 calendar days from the date of receipt of the statement. Otherwise, Party A shall be deemed to have agreed to the calculation of the rebates.

2.	Google
●	AC（App Campaign）

2.1 甲方在Google中使用AC产品进行广告投放，所涉及的消耗均无任何返点，且甲方需要向乙方额外支付下述2.2条款约定的服务费，该服务费用与当月广告消耗费用按约定账期一同结算。

If Party A uses AC products in Google for advertising, there is no rebate for any consumption amount involved, and Party A needs to pay Party B an additional service fee according to Clause 2.2 below, which will be settled together with the applicable month's advertising consumption cost in accordance with the agreed billing period.

2.2甲方在Google中使用AC产品进行广告投放, 应保证APP Optimization Score (优化得分指标)大于85，否则需按照如下标准按月向乙方支付服务费：

If party A uses AC products in Google for advertising, Party A should ensure that APP Optimization Score is more than 85, otherwise Party A should pay Party B a monthly service fee according to the following standards:

a) 账期大于等于45个自然日的，甲方需要向乙方额外支付当月广告投放总消耗金额的【0】%作为服务费。

a) If the billing period is greater than or equal to 45 calendar days, Party A needs to pay Party B an additional [0%] of the total consumption of advertising in that month as the service fee.

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b) 账期在45个自然日以内的，甲方需要向乙方额外支付当月广告投放总消耗金额的【0】%作为服务费，并乙方有权在不影响甲方账户正常投放和结算的情况下针对甲方账户的账单计费主体进行调整，若甲方拒绝账户调整的，则乙方无法保障甲方账户的正常投放以及本合同约定的返点和账期，甲方悉知且确认在此情况下不视为乙方违约。

b) If the billing period is less than 45 calendar days, Party A shall pay Party B an additional [0%] of the total consumption of advertising in that month as the service fee, and Party B has the right to change the billing entity of Party A's account without affecting the normal placement and settlement of Party A's account. If Party A refuses to change the account, Party B cannot guarantee the normal placement of Party A's account and the rebate and accounting period agreed in this contract. Party A knows and confirms that it will not be deemed as Party B's breach of contract in this case.

2.3针对上述政策，如Google媒体有相关更新的，则以Google媒体更新后的指标为准。

With regard to the above policy, if there are relevant updates to Google Media, the updated indicators and standards from Google Media shall prevail.

●	通用

General Terms

2.9 甲方开通的账户符合乙方确认的【海外尼日利亚账户】标准的，则甲方满足标准的账户消耗可以获得【25】%比例返点，该返点与任何其它返点政策不重叠；进一步的该海外账户的付款方式应为预付，否则甲方不享受任何返点。

If Party A’s account has been confirmed by the Party B as a [Overseas Account], then Party A’s account which has satisfied the consumption standards can get an additional [ 25] % rebate; This rebate cannot be applied simultaneously with any other rebate policy; Furthermore, the overseas account’s advertising shall be paid in advance, otherwise Party A shall not enjoy any rebate.

2.10针对俄罗斯、法国和匈牙利的所有广告类型投放所涉及的消耗金额均无任何返点。

There is no rebate on the amount consumed for all advertising types placed in Russia, France and Hungary.

2.11 Google数字服务税不计入广告投放消耗金额，甲方不享受任何返点。

The digital service tax of Google is not included in the advertising consumption, and Party A does not enjoy any rebates.

2.12甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays any payment for more than one calendar day, Party B shall have the right to cancel the rebates that Party A is entitled to receive.

2.13甲方通过乙方投放的Google Ads广告账户不得关联乙方外的任何代理商，否则将导致此类账户甲方无法享受上述返点。

Party A’s Google Ads advertising account through Party B shall not be associated with any agents other than Party B; otherwise, Party A will not be entitled to the rebates from such type of account.

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2.14如甲方与Google媒体进行了API对接，则无法享受上述返点优惠。

If Party A has conducted an API interface with Google Media, then Party A will not be entitled to the rebates.

2.15甲方已悉知针对Google不提供返点部分的消耗金额或因Google单方面决定不给予返点的，乙方也有权不向甲方提供任何返点。

Party A acknowledges that if Google does not provide rebates or Google has unilaterally decided not to grant any rebate, then Party B is also entitled not to provide any rebates to Party A.

3.	TikTok

●	基础返点

Basic rebate

3.1 甲方通过乙方投放Tiktok for business广告的，返点比例如下：

If Party A places Tiktok for business ads through Party B, the rebate percentage is as follows:

3.1.1 甲方在Tiktok中投放目标受众区域为SEA,JP,KR,EUI的，则甲方可以获得【4】%

比例返点。

If the target audience area is SEA, JP, KR, EUI in Tiktok, Party A can get [4 ]% rebate.

3.1.2 甲方在Tiktok中投放目标受众区域为METAP, LATAM, Other Regions的，则甲

方可以获得【7】%比例返点。

If the target audience area is METAP, LATAM or Other Regions in Tiktok, Party A can get [ 7]% rebate.

3.1.3 甲方在Tiktok中投放目标受众区域为NA,AUNZ的，则甲方可以获得【2】%比例

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返点（仅适用于中国大陆、香港或澳门主体的开户）。

If Party A places the target audience area in Tiktok as NA,AUNZ, then Party A can get [2 ] % rebate (only applicable to accounts opened in mainland China, Hong Kong or Macau ).

区域 Area	国家 Nation
NA	美国，加拿大 United States, Canada
AUNZ	澳大利亚，新西兰，斐济 Australia, New Zealand, Fiji
SEA	新加坡，越南，泰国，马来西亚，印度尼西亚，菲律宾，柬埔寨，缅甸，老挝，文莱，东帝汶 Singapore, Vietnam, Thailand, Malaysia, Indonesia, Philippines, Cambodia, Myanmar, Laos, Brunei, Timor-Leste
JP	日本 Japan
KR	韩国 South Korea
EUI

英国，爱尔兰，德国，荷兰，比利时，卢森堡，摩纳哥，瑞典，丹麦，挪威，芬兰，意大利，西班牙，希腊, 葡萄牙，奥地利，瑞士，波兰，罗马尼亚，捷克，保加利亚，斯洛伐克，克罗地亚，塞尔维亚，立陶宛，斯洛文尼亚，拉脱维亚，爱沙尼亚，阿尔巴尼亚，黑山，波斯尼亚和黑塞哥维那共和国，列支敦士登，安道尔，冰岛，以色列，乌克兰，白俄罗斯，摩尔多瓦，格鲁吉亚，亚美尼亚，阿塞拜疆，哈萨克斯坦，吉尔吉斯斯坦，土库曼斯坦，塔吉克斯坦，乌兹别克斯坦

United Kingdom, Ireland, Germany, Netherlands, Belgium, Luxembourg, Monaco, Sweden, Denmark, Norway, Finland, Italy, Spain, Greece, Portugal, Austria, Switzerland, Poland, Romania, Czech Republic, Bulgaria, Slovakia, Croatia, Serbia, Lithuania, Slovenia, Latvia, Estonia, Albania, Montenegro, Bosnia and Herzegovina Republics, Liechtenstein, Andorra, Iceland, Israel, Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Kazakhstan, Kyrgyzstan, Turkmenistan, Tajikistan, Uzbekistan

METAP

埃及，沙特阿拉伯，阿拉伯联合酋长国，巴林，科威特，卡塔尔，阿曼，阿尔及利亚，伊拉克，约旦，黎巴嫩 ，利比亚，摩洛哥，巴勒斯坦，苏丹，突尼斯，也门，土耳其，巴基斯坦，南非，肯尼亚，尼日利亚，毛里求斯，索马里，加纳，坦桑尼亚，毛里塔尼亚

Egypt, Saudi Arabia, United Arab Emirates, Bahrain, Kuwait, Qatar, Oman, Algeria, Iraq, Jordan, Lebanon, Libya, Morocco, Palestine, Sudan, Tunisia, Yemen, Turkey, Pakistan, South Africa, Kenya, Nigeria, Mauritius, Somalia, Ghana, Tanzania, Mauritania

LATAM

巴西，秘鲁，智利，哥伦比亚，阿根廷，厄瓜多尔，多米尼加，波多黎各，玻利维亚，乌拉圭，哥斯达黎加，危地马拉，牙买加，洪都拉斯，巴拿马，委内瑞拉，巴拉圭，巴哈马，海地，尼加拉瓜

Brazil, Peru, Chile, Colombia, Argentina, Ecuador, Dominica, Puerto Rico, Bolivia, Uruguay, Costa Rica, Guatemala, Jamaica, Honduras, Panama, Venezuela, Paraguay, Bahamas, Haiti, Nicaragua

Others	中国台湾 Taiwan, China

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3.1.4甲方在Tiktok中投放目标受众除上述列明的其他国家和/或区域的，则无返点。

There is no rebate if Party A places the target audience in Tiktok in countries and/or regions other than those listed above.

●	赛道返点

Track Rebates

3.2甲方的账户被媒体判断为【新客】赛道标准的，则甲方满足标准的账户消耗可以额外获得【3】%比例返点；进一步的，乙方有权对上述账户进行调整以保证甲方账户满足媒体评判标准，若甲方拒绝账户调整的，则乙方有权不给予甲方任何返点。

If Party A's account is assessed by the media as [Acquisition], then Party A can get an additional [3] % percentage rebate for account consumption that meets the standard; furthermore, Party B has the right to adjust the above account to ensure that Party A's account meets the media judging standard, and if Party A refuses the account adjustment, then Party B can refuse to pay Party A any rebate.

3.3甲方的账户被媒体判断为【竞价代投】赛道标准的，则甲方满足标准的账户消耗可以额外获得【3】%比例返点；进一步的，乙方有权对上述账户进行调整，且甲方应积极配合，以保证甲方账户满足媒体评判标准，若甲方拒绝账户调整的，则乙方有权不给予甲方任何返点。进一步的，如果媒体的评判标准有任何修改，则以媒体实时更新的为准。

If Party A's account is assessed by the media as [Performance Service], Party A can get an additional [ 3] % rebate for the consumption of the account that meets the standard; further, Party B has the right to adjust the above account, and Party A shall actively cooperate to ensure that Party A's account meets the media judging standard, if Party A refuses to adjust the account, Party B has the right not to give Party A any rebate. Further, if there is any modification of the media's assessment criteria, subject to the any updates by media.

3.4甲方的账户被媒体判断为【品牌】赛道标准的，则甲方满足标准的账户消耗可以额外获得【3】%比例返点；进一步的，乙方有权对上述账户进行调整以保证甲方账户满足媒体评判标准，若甲方拒绝账户调整的，则乙方有权不给予甲方任何返点。

If Party A's account is assessed by the media as [Branding Service], then Party A's account consumption that meets the standard can get an additional [3 ] % percentage rebate; furthermore, Party B has the right to adjust the above account to ensure that Party A's account meets the media judging standard, if Party A refuses the account adjustment, then Party B has the right not to give Party A any rebate.

3.5甲方的账户被媒体判断为【生态】赛道标准的，则甲方满足标准的账户消耗可以额外获得【3】%比例返点；进一步的，乙方有权对上述账户进行调整以保证甲方账户满足媒体评判标准，若甲方拒绝账户调整的，则乙方有权不给予甲方任何返点。

If Party A's account is assessed by the media as [Ecosystem service], then Party A can get an additional [ 3 ]% percentage rebate for account consumption that meets the standard; furthermore, Party B has the right to adjust the above account to ensure that Party A's account meets the media judging standard, and if Party A refuses to adjust the account, then Party B has the right not to give Party A any rebate.

3.6甲方确认，赛道返点以每季度媒体给乙方的政策为准，如当季度媒体关闭给乙方的赛道返点，则乙方也无法给甲方提供上述赛道返点。

Party A acknowledges that Track Rebates are subject to the policy released to Party B by the media each quarter, and if the media closes the Track Rebates to Party B in the current quarter, Party B will not be able to provide Party A with said track rebates either.

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●	通用

General terms

3.7甲方向乙方支付全额广告发布金额并在季度结束后，乙方将根据甲方实际支付的广告发布总额结算返点。甲方若存在逾期支付款项具有媒体平台约定的减免支付返点的情形，即使甲方已经支付完毕广告发布金额，也不参与返点。

Party A shall pay the full amount of advertising to Party B. At the end of each quarter, Party B will settle the rebate according to the total amount of advertisement publication actually paid by Party A. If Party A is late in making payment or the media platform agreed to reduce the payment of rebate, Party A will not enjoy any rebate even if Party A has paid the full amount of advertising release.

3.8基础返点和赛道返点如同时满足，可重复叠加，具体以乙方每季度确认的返点金额为准。

If the Basic Rebate and Track Rebate standards are met at the same time, they can be applied simultaneously, and the specific rebate amount shall be subject to the amount confirmed by Party B every quarter.

3.9甲方已悉知针对Tiktok不提供返点部分的消耗金额或因Tiktok单方面决定不给予返点的，乙方也有权不向甲方提供任何返点，如乙方预先已提供的部分，则有权在下次结算时收回。

Party A acknowledged that if Tiktok does not provide rebates for the consumption amount of the rebates, or if Tiktok unilaterally decides not to provide rebates, Party B has the right not to provide any rebates to Party A. If Party B has provided rebates in advance, it shall have the right to withdraw them at the next settlement.

3.10如甲方被媒体判定为违规投放，则乙方有权保留由于甲方违规而产生的媒体罚金的追究权利，最终将以媒体判定为准。

If Party A is assessed by the media to be in violation of the rules, Party B reserves the right to ask the Party A for the media fines arising from Party A's violation, the amount of which will ultimately be determined by the media.

3.11甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays the payment for 1 calendar day, Party B has the right to cancel the rebate amount that Party A should receive.

3.12甲方对返点金额的计算存在异议，应当在收到对账单之日起15个自然日内书面通知乙方，否则，视为甲方认可返点金额的计算方式。进一步的，如媒体判定需要返还返点的，则乙方有权在甲方账单中直接扣除，如金额不足的，乙方有权要求甲方在收到通知后30日全额返还。

If Party A has any objection to the calculation of the rebate amount, it shall notify Party B in writing within 15 calendar days from the date of receipt of the statement. Otherwise, it shall be deemed that Party A has approved the calculation method of the rebate amount. Further, if the media determines that the rebate is required, Party B has the right to deduct it directly from Party A's bill. If the amount is insufficient, Party B has the right to require Party A to return it in full within 30 days after receiving the notice.

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3.13甲方在Tiktok中投放目标受众国家为墨西哥、法国、匈牙利的任何消耗，无返点。

There is no rebate for any consumption in Tiktok by Party A where the target audience countries are Mexico, France and Hungary.

3.14甲方使用中国台湾、柬埔寨、缅甸、智利、秘鲁、厄瓜多尔、乌拉圭、哥斯达黎加、巴拿马、危地马拉、多米尼加共和国、巴基斯坦、摩洛哥，主体开户投放的，无任何返点。

There is no rebate for any consumption if the account and placement are managed by Party A’s entity in China Taiwan, Cambodia, Myanmar, Chile, Peru, Ecuador, Uruguay, Costa Rica, Panama, Guatemala, Dominican Republic, Pakistan, Morocco.

3.15任何在Tiktok投放项目中有关网红达人（KOL）的费用均不计入返点结算。

Any fees related to KOLs in the Tiktok placement program will not be counted in the rebate program.

3.16区域/国家或赛道的划分、返点金额比例及媒体政策要求，最终将以Tiktok实时更新的为准。

The division of Regions/Countries or Tracks, the percentage of rebate amount and media policy requirements will be subject to Tiktok's any updates.

4.	Kwai

4.1甲方向乙方支付全额广告发布金额，在季度结束后，乙方向甲方实际支付的广告发布总额结算返点。甲方逾期支付款项或甲方存在具有媒体平台约定的减免支付返点的情形，即使甲方已经按时支付完毕广告发布金额，也不参与返点。

Party A will pay Party B the full amount of the advertisement publication, and at the end of the quarter, Party B will settle the rebate for the total amount of the advertisement publication actually paid by Party A. If Party A is late in making payment or if Party A has circumstances that have been agreed by the media platform to reduce the payment of rebate, Party A will not enjoy the rebate even if Party A has paid the full amount of advertisement publication on time.

4.2甲方在Kwai中投放如下地区可享受返点政策：

Party A is entitled to a rebate policy for placing the following areas in Kwai:

地区Area

巴西、墨西哥、哥伦比亚、阿根廷、沙特阿拉伯、土耳其、埃及、印度尼西亚、巴基斯坦

(some types of customers).

Brazil, Mexico, Colombia, Argentina, Saudi Arabia, Turkey, Egypt, Indonesia, Pakistan

(some types of customers).

*最终以Kwai实时更新的为准。

Subject to the any updates by Kwai.

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4.3甲方在上述地区投放【效果类】广告的返点比例如下：

The rebate percentage for Party A to place [Performance Advertising] in the above areas is as follows:

广告发布额度区间（单位：万美元） Advertising Placement amount range (in USD million)	返点比例(%) Rebate percentage (%)
x＞0	10

4.4 甲方在上述地区投放【品牌类】广告的返点比例如下：

The rebate percentage for Party A to place [Brand advertising] in the above areas is as follows:

广告发布额度区间（单位：万美元） Advertising Placement amount range (in USD million)	返点比例(%) Rebate percentage (%)
x＞0	10

4.5甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays the payment for 1 calendar day, Party B has the right to cancel the rebate amount due to Party A.

4.6甲方对返点金额的计算存在异议，甲方应当在收到对账单之日起15个自然日内书面通知乙方，否则视为甲方认可返点金额的计算方式。

If Party A disagrees with the calculation of the rebate amount, Party A shall notify Party B in writing within 15 calendar days from the date of receipt of the statement, otherwise Party A shall be deemed to have approved the calculation of the rebate amount.

5.	LinkedIn

5.1甲方向乙方支付全额广告发布金额，在季度结束后，乙方向甲方实际支付的广告发布总额结算返点。甲方逾期支付款项或甲方存在具有媒体平台约定的减免支付返点的情形，即使甲方已经按时支付完毕广告发布金额，也不参与返点。

Party A will pay Party B the full amount of the advertisement publication, and at the end of the quarter, Party B will settle the rebate for the total amount of the advertisement publication actually paid by Party A. If Party A is late in making payment or if Party A has circumstances that have been agreed by the media platform to reduce the payment of rebate, Party A will not enjoy the rebate even if Party A has paid the full amount of advertisement publication on time.

5.2返点比例如下：

The rebate percentage is as follows:

广告发布额度区间（单位：万美元） Advertising Placement amount range (in USD million)	返点比例(%) Rebate percentage (%)
x＞0	5

5.3 甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays the payment for 1 calendar day, Party B has the right to cancel the rebate amount due to Party A.

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5.4甲方对返点金额的计算存在异议，甲方应当在收到对账单之日起15个自然日内书面通知乙方，否则视为甲方认可返点金额的计算方式。

If Party A disagrees with the calculation of the rebate amount, Party A shall notify Party B in writing within 15 calendar days from the date of receipt of the statement, otherwise Party A shall be deemed to have approved the calculation of the rebate amount.

5.5 如甲方选择预付合作方式，则乙方将在甲方实际消耗金额超过预付金额的90%时向甲方做出提示；如甲方实际消耗金额达到预付金额时，甲方应立即停止消耗，否则乙方有权停止对甲方提供任何服务包括但不限于暂停账户消耗并收回账号相关权限。

If Party A chooses the cooperation method of Advance payment, Party B will give Party A an alert when Party A’s actual consumption amount exceeds 90% of the Advance payment amount; if Party A’s actual consumption amount reaches the Advance payment amount, Party A shall immediately stop consumption, otherwise Party B has the right to stop providing any service to Party A including but not limited to suspending account consumption and withdrawing account-related authority.

5.6 如甲方选择后付合作方式，则不管甲方的实际消耗是否超过充值需求，甲方均应按照实际的消耗与乙方结算，即据实结算原则，如甲方逾期或拒绝支付的，乙方有权停止对甲方提供任何服务包括但不限于暂停账户消耗并收回账号相关权限。

If Party A chooses the cooperation method of Afterward payment , Party A shall settle with Party B according to the actual consumption regardless of whether Party A’s actual consumption exceeds the recharge demand, i.e. the principle of truthful settlement. If Party A is late or refuses to pay, Party B has the right to stop providing any service to Party A including but not limited to suspending the account consumption and withdrawing the account-related authority.

6.	Twitter

Twitter

6.1甲方向乙方支付全额广告发布金额，在季度结束后，乙方向甲方实际支付的广告发布总额结算返点。甲方逾期支付款项或甲方存在具有媒体平台约定的减免支付返点的情形，即使甲方已经按时支付完毕广告发布金额，也不参与返点。

Party A will pay Party B the full amount of the advertisement publication, and at the end of the quarter, Party B will settle the rebate for the total amount of the advertisement publication actually paid by Party A. If Party A is late in making payment or if Party A has circumstances that have been agreed by the media platform to reduce the payment of rebate, Party A will not enjoy the rebate even if Party A has paid the full amount of advertisement publication on time.

6.2返点比例如下：

The rebate percentage is as follows.

广告发布额度区间（单位：万美元） Advertising Placement amount range (in USD million)	返点比例(%) Rebate percentage (%)
x＞0	10

6.3甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays the payment for 1 calendar day, Party B has the right to cancel the rebate amount due to Party A.

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6.4甲方对返点金额的计算存在异议，甲方应当在收到对账单之日起15个自然日内书面通知乙方，否则，视为甲方认可返点金额的计算方式。

If Party A disagrees with the calculation of the rebate amount, Party A shall notify Party B in writing within 15 calendar days from the date of receipt of the statement; otherwise, Party A shall be deemed to have approved the calculation of the rebate amount.

7.	BIGO/Taboola/Outbrain/Yandex/VK/MIQ

7.1甲方向乙方支付全额广告发布金额，在季度结束后，乙方向甲方实际支付的广告发布总额结算返点。甲方逾期支付款项或甲方存在具有媒体平台约定的减免支付返点的情形，即使甲方已经按时支付完毕广告发布金额，也不参与返点。

Party A will pay Party B the full amount of the advertisement publication, and at the end of the quarter, Party B will settle the rebate for the total amount of the advertisement publication actually paid by Party A. If Party A is late in making payment or if Party A has circumstances that have been agreed by the media platform to reduce the payment of rebate, Party A will not enjoy the rebate even if Party A has paid the full amount of advertisement publication on time.

7.2返点比例如下：

The rebate percentage is as follows.

广告发布额度区间（单位：万美元） Advertising Placement amount range (in USD million)	返点比例(%) Rebate percentage (%)
x＞0	3

7.3甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays the payment for 1 calendar day, Party B has the right to cancel the rebate amount due to Party A.

7.4甲方对返点金额的计算存在异议，甲方应当在收到对账单之日起15个自然日内书面通知乙方，否则，视为甲方认可返点金额的计算方式。

If Party A disagrees with the calculation of the rebate amount, Party A shall notify Party B in writing within 15 calendar days from the date of receipt of the statement; otherwise, Party A shall be deemed to have approved the calculation of the rebate amount.

8.	微软/Snapchat

7.1甲方向乙方支付全额广告发布金额，在季度结束后，乙方向甲方实际支付的广告发布总额结算返点。甲方逾期支付款项或甲方存在具有媒体平台约定的减免支付返点的情形，即使甲方已经按时支付完毕广告发布金额，也不参与返点。

Party A will pay Party B the full amount of the advertisement publication, and at the end of the quarter, Party B will settle the rebate for the total amount of the advertisement publication actually paid by Party A. If Party A is late in making payment or if Party A has circumstances that have been agreed by the media platform to reduce the payment of rebate, Party A will not enjoy the rebate even if Party A has paid the full amount of advertisement publication on time.

7.2返点比例如下：

The rebate percentage is as follows.

广告发布额度区间（单位：万美元） Advertising Placement amount range (in USD million)	返点比例(%) Rebate percentage (%)
x＞0	10

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7.3甲方延迟付款达到1个自然日的，乙方有权取消甲方应获返点金额。

If Party A delays the payment for 1 calendar day, Party B has the right to cancel the rebate amount due to Party A.

7.4甲方对返点金额的计算存在异议，甲方应当在收到对账单之日起15个自然日内书面通知乙方，否则，视为甲方认可返点金额的计算方式。

If Party A disagrees with the calculation of the rebate amount, Party A shall notify Party B in writing within 15 calendar days from the date of receipt of the statement; otherwise, Party A shall be deemed to have approved the calculation of the rebate amount.

四、返点结算与支付方式

IV. Rebates settlement and payment method

1.	双方同意按照如下方式支付返点金额：

Both Parties agree to pay the rebates in the following manner:

1)	返点金额在月度账单进行抵扣结算

The rebates shall be applied to set off against the monthly settlement bills.

a.	甲方返点金额在应付乙方的广告款中直接扣减。如甲方选择预付广告费用，返点金额在甲方支付款时直接扣减；甲方选择按月结算的，返点金额按季度结算，该季度返点金额于次季度第二个月的账单抵扣。如该季度甲方存在未按约定时间付款的的情形，则乙方有权将双方确认后的返点金额于次季度第三个月的账单抵扣。此种返点结算方式适用于季度返点媒体，包含本次合同约定的【Meta/Google/Tiktok/Twitter/Kwai/Taboola/BIGO/Yandex/VK/Snapchat/MIQ/Linkedin/Outbrain/微软】媒体投放。

The rebates of Party A shall be set off directly against the advertising fees payable to Party B. If Party A chooses to pay the advertising fees in advance, the rebates will be set off against Party A's advance payment directly. If Party A chooses monthly settlement, the rebates will be settled quarterly, and the rebates will be set off against the bill of the second month of the succeeding quarter. If Party A fails to make payment on time for any quarter, Party B will have the right to set off the confirmed rebates against the third month’s bill of the succeeding quarter. This rebates settlement applies to quarterly rebating media, including the [Meta/Google/Tiktok/Twitter/Kwai/Taboola/BIGO/Yandex/VK/Snapchat/MIQ/Linkedin/Outbrain/微软] placement platform as agreed in this contract.

2.	返点结算时，甲方应向乙方交付正规的、符合乙方财务制度要求的Invoice。甲方交付的Invoice不符合要求的，乙方有权拒绝或延迟支付/扣减返点金额，直至收到有效Invoice为止，并且不承担逾期付款违约责任。

Party A shall deliver to Party B formal invoice that meets the requirements of Party B's financial system for purposes of rebates settlement. If the invoice delivered by Party A does not meet the requirements, Party B shall have the right to refuse to pay or delay to pay or deduct the rebates until Party B receives the valid invoice, without any breach liability for overdue payment.

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五、政策调整

V. Policy Adjustment

1.	合作期限内，因媒体平台相关政策调整的，乙方有权相应调整给予甲方的返点比例。

During the term of cooperation, Party B has the right to adjust the rebate rate applied to Party A according to adjustment of the relevant policies by the media platform.

2.	每季度或年度媒体给予乙方返点比例确定时，若媒体给予乙方的返点比例低于乙方给予甲方的返点比例，则乙方有权调整乙方给予甲方的返点比例。

Party B shall have the right to adjust the rebate rate applicable to Party A ,anually or quarterly, if the rebate rate provided by media to Party B is lower than that originally offered by Party B to Party A .

3.	乙方向甲方提供的返点报告的数据以媒体提供为准，媒体数据报告为最终双方的结算依据。

The data of rebates reports provided by Party B to Party A shall be follow the data of rebates report provided by the media. The data report from the media shall base on the final settlement between Party B and the media.

（本行以下无条款正文，为签字盖章页）(The page below is for signature only)

甲方【HongKong Grand Universe Technology Limited ]】

盖章

签订日期：

乙方：【BLUEMEDIA PTE. LTD. 】

盖章 签订日期：	/s/ BLUEMEDIA PTE. LTD.

Party A: [ HongKong Grand Universe Technology Limited ]

Seal:  /s/ HongKong Grand Universe Technology Limited

Signing Date:

Party B: [BLUEMEDIA PTE. LTD. ]

Seal:

Signing Date:

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连带责任保证协议

Joint and Several Liability Guarantee Agreement

甲方 :【HongKong Grand Universe Technology Limited ]】

Party A: [HongKong Grand Universe Technology Limited ]

乙方 :【BLUEMEDIA PTE. LTD.】

Party B: [ BLUEMEDIA PTE. LTD. ]

丙方 1:【北京三角翼信息科技有限公司】

Party C: [北京三角翼信息科技有限公司]

丙方 2:【罗艳梅[***]】

Party C: [罗艳梅[***]]

甲方、乙方和丙方以下单独称为“一方”,合并称为三方”。基于甲乙双方良好的合作，三方同意：本协议为连带责任保证协议，约定丙方愿意为甲方在约定时间内对乙方的全部债务提供不可撤销的连带责任保证担保。

Party A, Party B and Party C are hereinafter individually referred to as a "Party" and collectively referred to as the "Three Parties". Based on the good cooperation between Party A and Party B, Three Parties agree that: this Agreement is a joint and several liability guarantee agreement, and it is stipulated that Party C is willing to provide a joint and several liability guarantee that cannot be liquidated for all debts of Party B within the agreed time.

一、保证范围：甲乙双方在自2023年3月1日起至2026年12月31日止签定的所有合作的合同、协议（合成“主协议”）。

Scope of Warranty: All cooperation contracts and agreements (combined as "Master Agreement") signed between Party A and Party B from [ date ] to [ date ].

二、丙方作为甲方的连带保证人，丙方同意代甲方向乙方支付主协议项下的、甲方应支付的合同款项，且丙方承诺：就甲方在主协议下可能产生的全部责任向乙方承担不可撤销的连带责任。其中，甲方可能产生的责任包括但不限于：甲方依主协议应向乙方支付的合同款项、违约金、罚金等款项的支付义务，侵权损害赔偿义务等。乙方有权在不事先向甲方主张权利的前提下，直接要求丙方依据主协议向乙方付款，丙方承担责任后应自行与甲方协商补偿事宜，与乙方无关。如因此产生额外费用或给乙方造成任何损失的，甲丙双方应共同承担连带责任。

As the joint and several guarantor of Party A, Party C agrees to pay the contract amount payable by Party A to Party B on behalf of Party A according to the Master agreement. In addition, Party C undertakes to bear irrevocable joint and several liabilities for the full liability of Party A stipulated in the Master agreement, including but not limited to: contract amount payable by Party A to Party B according to the Master agreement, liquidated damage, fine, compensation etc. Party B has the right to request Party C to pay the relevant payment according to the Master agreement without claiming to Party A in advance. After Party C assumes the above responsibility, Party C shall negotiate with Party A for compensation matter. Party A and Party C shall be jointly and severally liable for any extra expenses or losses caused to Party B.

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合同编号：

三、丙方对被担保债务的连带责任保证的保证期间为本协议生效之日起至所有被担保债务的履行期限届满（多笔债务的，从最后一笔债务履行期届满）之次日起两年。

The term of guarantee of Party C's joint and several liability guarantee for the secured debts shall be two years from the effective date of this Agreement until the expiration of the performance period of all the secured debts (in the case of multiple debts, from the expiration of the last debt performance period).

四、管辖及法律适用：主协议有规定的以主协议为准，主协议未规定的，适用中华人民共和国法律，并同意将争议提交至北京仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁。

Jurisdiction and Application of Law: If there are provisions in the Master Agreement, the master Agreement shall prevail. If there are no provisions in the Master Agreement, this Agreement is governed by and shall be construed in accordance with law of China. The dispute shall be submitted to Beijing Arbitration Commission (the “BAC”) for arbitration in accordance with the commission's arbitration rules in effect at the time of applying for arbitration.

五、本协议独立于“主协议”。“主协议”的任何条款成为无效、非法或不执行不应影响本协议的有效性、合法性或可执行性。

This Agreement is independent of the Master Agreement. The invalidity, illegality or non-enforcement of any provision of the Master Agreement shall not affect the validity, legality or enforceability of this Agreement..

六、本协议书一式三份，各执一份，每份具有同等法律效力。本协议书经甲、乙、丙三方盖章（若为自然人，需亲笔签字并捺手印）后生效。

This agreement shall be in triplicate, with each party holding one copy.. Each copy shall have the same legal effect. This agreement shall come into force after being sealed by Party A, Party B and Party C (if either Party is a natural person, the Party needs to sign in person and stamp by fingerprints).

七、	丙方在签署本协议前需提供有无配偶证明、相关资产状况、公司资产证明等。（具体见附件：丙方财产清单）

Before signing this Agreement, Party C shall provide proof of the existence or not of spouse, relevant asset status and company asset, etc. (For details please refer to the Attachment hereto for Property List of Party C).

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合同编号：

【签字页/Execution Page】

甲方【HongKong Grand Universe Technology Limited ]】

盖章

签订日期：

乙方：【BLUEMEDIA PTE. LTD. 】

盖章

签订日期：

丙方1:北京三角翼信息科技有限公司

签字或盖章: 日期:	/s/北京三角翼信息科技有限公司

丙方2: 罗艳梅[***]

签字并按手印: /s/ 罗艳梅

日期:

Party A: HongKong Grand Universe Technology Limited

Signature or seal:

Date:

Party B: BLUEMEDIA PTE. LTD.

Signature or seal:

Date:

Party C: 北京三角翼信息科技有限公司

Signature or seal:

Date:

Party C: 罗艳梅

Signature or seal:

Date:

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合同编号：

担保方股东确认，担保方向乙方提供的上述连带责任保证已经丙方章程规定的有权机构决议通过。(担保方如为自然人则不涉及此条款)

The shareholder of Party C confirms that the above-mentioned joint and several liability guarantee provided by the Party C to Party B has been passed by the resolution of the competent authority specified in the articles of association of Party C.(This clause does not apply if the guarantor is a natural person)

担保方股东签字：卢争超

The shareholder of Party C (Signature or seal) /s/ 卢争超

日期：

Date:

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